Principal accounting policies (Tables)	12 Months Ended
Dec. 31, 2017
Accounting Policies [Abstract]
Summary of Estimated Useful Lives of Property and Equipment

Property and equipment are stated at historical cost less accumulated depreciation and impairment loss, if any. Depreciation is calculated using the straight-line method over their estimated useful lives. The estimated useful lives are as follows:

Leasehold improvements	Over the shorter of lease term or 2 - 5 years
Furniture and fixtures	2 - 5 years
Office equipment	3 - 5 years

Summary of Estimated Useful Lives of Intangible Assets	Amortization of finite lived intangible assets is computed using the straight-line method over the following estimated useful lives, which are as follows: Computer software and systems 2 - 5 years